UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2008

Newell Rubbermaid Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-09608	363514169
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Glenlake Parkway, Atlanta, Georgia		30328
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-418-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2008, the Board of Directors of the Company approved amendments to the Company’s By-Laws, which amendments took effect upon adoption by the Board of Directors. The amendments consisted of the following:

• Amendment to Article II to add a new Section 2.12 thereof that establishes advance notice requirements that would be applicable to stockholders seeking to bring business before the Company’s annual meeting of stockholders (other than to nominate persons for election to the Board of Directors). The requirements of Section 2.12 include, among other things, that any stockholder making such a proposal must provide to the Company (i) notice of such proposal not less than 90 days prior to the anniversary date of the Company’s immediately preceding annual meeting of stockholders and (ii) disclosure of derivative transactions in the Company’s stock and arrangements among stockholders and other associated persons. The advance notice provisions in new Section 2.12 do not affect the rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

• Amendment to Article III to add a new Section 3.15 thereof that supplements the current advance notice requirements contained in Article Eighth of the Company’s Restated Certificate of Incorporation that are applicable to stockholders seeking to nominate persons for election to the Board of Directors. The requirements of Section 3.15 include, among other things, disclosure of derivative transactions in the Company’s stock and arrangements among stockholders and other associated persons.

The full text of the Company’s By-Laws, as amended, is set forth in Exhibit 3.1. The description of the amendments to the By-Laws contained herein is qualified in its entirety by the complete text of the amendments, which are attached hereto as Exhibit 3.2 and incorporated by reference into this item.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number Description
3.1 By-laws of Newell Rubbermaid Inc., as amended November 12, 2008.
3.2 Amendments to By-laws of Newell Rubbermaid Inc., effective November 12, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newell Rubbermaid Inc.

November 14, 2008	By:	/s/ Dale L. Matschullat

Name: Dale L. Matschullat
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	By-laws of Newell Rubbermaid Inc., as amended November 12, 2008
3.2	Amendments to By-laws of Newell Rubbermaid Inc., effective November 12, 2008